EVENTS SUBSEQUENT TO DECEMBER 31, 2023	12 Months Ended
Dec. 31, 2023
EVENTS SUBSEQUENT TO DECEMBER 31, 2023
EVENTS SUBSEQUENT TO DECEMBER 31, 2023

NOTE 27 - EVENTS SUBSEQUENT TO DECEMBER 31, 2023:

1)	On January 26, 2024, the Company issued in a registered direct offering, 10,000,000 ADSs at a purchase price of $0.80 per ADS and in a concurrent private offering, unregistered warrants to purchase 10,000,000 ADSs at an exercise price of $1.00 per ADS. The warrants that were issued to the investors may be exercised either in cash or on a cashless basis. The warrants are exercisable immediately and will expire five years from the date of issuance. As part of the offering, the Company issued to the placement agent warrants to purchase 600,000 ADSs at the same price and terms. The gross proceeds to the Company from the offering were $8 million, before deducting placement agent's fees and other offering expenses of approximately $0.9 million.
2)	On March 21, 2024, the annual general meeting of shareholders approved the increase of the authorized share capital of the Company to NIS 400,000,000 divided into (i) 39,994,000,000 registered Ordinary Shares of NIS 0.01 par value each, and (ii) 6,000,000 preferred shares of NIS 0.01 par value each.
3)	On April 3, 2024, the Company issued in a registered direct offering, 2,144,487 ADSs at a purchase price of $0.58289 per ADS and warrants to purchase 2,144,487 ADSs at an exercise price of $0.75 per ADS. The warrants that were issued to the investors may be exercised either in cash or on a cashless basis. The warrants are exercisable immediately and will expire five years from the date of issuance. The gross proceeds to the Company from the offering were $1.25 million, before deducting offering expenses of approximately $0.1 million. No placement agent was used in connection with the offering.